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                                                              December 9th, 2003

                               GUARANTY OF PAYMENT

                This Guaranty ("Guaranty") is made by Bart Blatstein, an individual, having an address of 1201 Rock Creek Road, Gladwyn, Pennsylvania 19035 ("Guarantor") in favor of Cedar-Columbus LLC ("Cedar GP"), CSC-Columbus LLC ("Cedar LP") and Cedar Lender LLC ("Cedar Lender") (Cedar GP, Cedar LP and Cedar Lender, collectively, the "Cedar Group").

                                    RECITALS

                A. Welsh-Square, Inc., a Pennsylvania corporation ("WSI"), Indenture of Trust of Bart Blatstein dated as of June 9, 1998 ("1998 Trust") and Irrevocable Indenture of Trust of Barton Blatstein dated July 13, 1999 ("1999 Trust") (WSI, 1998 Trust and 1999 Trust, collectively, the "Existing Owners") and Cedar LP are parties to that certain Recapitalization Agreement, dated as of October 2, 2003, as amended by that certain Amendment to Recapitalization Agreement, dated November 3, 2003, and that certain Second Amendment to Recapitalization Agreement, dated December 9, 2003 (collectively, the "Agreement"). Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to those terms in the Agreement.

                B. Pursuant to the terms of the Agreement, it is a condition to the Closing that this Guaranty be executed and delivered by Guarantor, and, in order to induce the Cedar LP to enter into the Agreement, which Cedar LP would not do but for the execution and delivery of this Guaranty, Guarantor has agreed to indemnify the Cedar Group in accordance with the terms of this Agreement.

                C. Guarantor has a direct financial interest in the consummation of the transactions contemplated by the Agreement.

                                   AGREEMENTS

                NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of the Cedar Group as follows:

        1.      Terms of Guaranty

                (a) Guarantor absolutely, unconditionally and irrevocably guarantees to the Cedar Group the prompt and unconditional payment of any and all liabilities, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) arising or resulting directly or indirectly from (i) the Partnership's inability to redeem the Preferred Interest in accordance with the provisions of the Amended and Restated Agreement of Limited Partnership of Delaware 1851 Associates, LP, a Pennsylvania limited partnership (the "Partnership

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Agreement"), or (ii) the failure by the Existing Owners to make required payments of interest and/or principal under the Owners Loan, in either case due to:

                        (i) a petition or application to any tribunal by either or both of the Existing Owners for the appointment of a trustee or receiver of the business, estate or assets or of any substantial portion of the business, estate or assets of either or both of the Existing Owners;

                        (ii) the commencement of any proceedings by either or both of the Existing Owners under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

                        (iii) the filing of any petition or application described in clause (i) above;

                        (iv) an involuntary bankruptcy or insolvency proceeding relating to either or both of the Existing Owners (A) which is commenced by any party directly or indirectly controlling, controlled by or under common control with either or both of the Existing Owners (which shall include, but not be limited to, any creditor or claimant acting in concert with either or both of the Existing Owners) or (B) in which any party directly or indirectly controlling, controlled by or under common control with either or both of the Existing Owners (which shall include, but not be limited to, any creditor or claimant acting in concert with either or both of the Existing Owners) objects to a motion by the Cedar Group, or any member thereof, for relief from any stay or injunction from any remedial action permitted under law or equity;

                        (v) the entering of any order appointing any trustee or receiver described in clause (i) above, or declaring either or both of the Existing Owners bankrupt or insolvent, or approving the petition in any such proceedings; or

                        (vi) an assignment for the benefit of creditors by either or both of the Existing Owners;

                (the obligations set forth in this Section 1(a) are collectively referred to herein as the "Obligations").

                (b) The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be affected or impaired by reason of the occurrence, from time to time, of any of the following with respect to the Agreement, the Partnership Agreement, this Guaranty or any other documents entered into in connection with the transactions contemplated by the Agreement (collectively, the "Documents"), even though notice with regard to the following may not have been given to, or received by, Guarantor, or the further consent of Guarantor with regard to the following may not have been obtained:

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                        (i)     The waiver of the performance or observance by
        either or both of the Existing Owners or Guarantor of any agreement, covenant, term or condition to be performed or observed by it;

                        (ii) The extension of the time for the payment of any sums owing or payable under the Documents or the time for the performance of any other obligation under or arising out of or on account of the Documents;

                        (iii) The supplementing, modification or amendment (whether material or otherwise) of any of the Documents or any of the obligations of either or both of the Existing Owners or Guarantor, as applicable, set forth in any of the Documents;

                        (iv) Any failure, omission, delay or lack on the part of the Cedar Group, or any member thereof, to enforce, assert or exercise any right, power or remedy conferred on such person in or by virtue of any of the Documents, or any action on the part of any of the Cedar Group granting indulgence or extension in any form;

                        (v) Any payment made on the Obligations, whether made by either or both of the Existing Owners, Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder;

                        (vi)    The death of Guarantor; or

                        (vii) The release of either or both of the Existing Owners from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Documents by operation of law or otherwise.

                (c) Guarantor hereby waives diligence and all demands, protests, presentments and notices of every kind and nature, including, but not limited to, notices of presentment, demand for payment or performance, protest, notice of default or nonpayment, notice of dishonor, notice of protest and notice of acceptance of this Guaranty and the creation, renewal, extension, modification or accrual of any of the obligations Guarantor has hereby guaranteed.

                (d) Guarantor hereby waives any and all legal requirements that any of the Cedar Group institute any action or proceeding, at law or in equity, against the Existing Owners, or anyone else, or exhausts its remedies against the Existing Owners, or anyone else, in respect of the Obligations or in respect of any other security held by any of the Cedar Group as a condition precedent to bringing an action or proceeding against Guarantor under this Guaranty. All rights and remedies afforded to the Cedar Group by reason of this Guaranty are separate and cumulative rights and remedies and it is agreed that no one of such rights or remedies, whether exercised by any of the Cedar Group or not, shall be deemed to be an exclusion of any of the other rights or remedies available to the Cedar Group and shall not limit or prejudice any other legal or equitable right or remedy which the Cedar Group may have.

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                (e)     Guarantor understands that the exercise by the Cedar
Group of certain rights and remedies may affect or eliminate Guarantor's right of subrogation against the Existing Owners and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers the Cedar Group, their respective successors, endorsees and/or assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty or in the event that either or both of the Existing Owners shall hereafter become indebted to Guarantor, Guarantor agrees that Guarantor shall have no right of subrogation or reimbursement against either or both of the Existing Owners, no right of subrogation against any collateral or any security provided for in the Documents, unless and until all amounts due under this Guaranty shall have been paid in full and all of Guarantor's obligations under the Guaranty shall have been fully performed. To the extent Guarantor's waiver of these rights of subrogation or reimbursement as set forth in this Guaranty are found by a court of competent jurisdiction to be void or voidable for any reason, Guarantor agrees that its rights of subrogation and reimbursement against the Existing Owners and the members thereof and Guarantor's rights of subrogation against any collateral or security shall be junior and subordinate as to lien, time of payment and in all other respects to the Cedar Group' rights against the Existing Owners and the members thereof and to the Cedar Group' right, title and interest in such collateral or security. Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Documents or any right to participate in any way therein, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.

                (f) Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including, without limitation:

                        (i) the right to plead any and all statutes of limitations as a defense to Guarantor's liability under this Guaranty; and

                        (ii) any defense based upon an election of remedies by any of the Cedar Group, including, but not limited to, remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor to proceed against either or both of the Existing Owners.

        2.      Covenants, Representations and Warranties

                (a) Guarantor represents and warrants to each of the Cedar Group that there is no action or proceeding either pending or threatened against Guarantor before any court or administrative agency and no event has occurred which might result in any material adverse change in the business or condition of Guarantor or in the property of Guarantor which material and adverse change would materially impair the ability of Guarantor to perform its obligations hereunder.

                (b) Guarantor represents and warrants to each of the Cedar Group that neither the execution nor delivery of this Guaranty, nor fulfillment of nor compliance with the terms and

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provisions hereof, will conflict with, or result in a material breach of the terms, conditions or provisions of, or constitute a material default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any other material agreement or material instrument to which Guarantor is now a party or by which Guarantor may be bound.

                (c) Guarantor agrees to submit to personal jurisdiction in the Commonwealth of Pennsylvania in any action or proceeding arising out of this Guaranty. This Guaranty shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to Pennsylvania's principles of conflicts of law.

        3.      Miscellaneous

                (a) All guaranties, covenants and agreements contained in this Guaranty shall bind the respective successors and assigns of Guarantor and shall inure to the benefit of the Cedar Group, and their respective successors and assigns.

                (b) Any notice required or permitted to be delivered herein shall be deemed to be delivered (a) when received by the addressee if delivered by courier service, (b) if mailed, two days after deposit in the United States Mail, postage prepaid, certified mail, return receipt requested, (c) if sent by recognized overnight service (such as US Express Mail, Federal Express, UPS, Airborne, etc.), then one day after delivery of same to an authorized representative or agency of the said overnight service or (d) if sent by a telecopier, when transmission is received by the addressee with electronic or telephonic confirmation, in each such case addressed or telecopied to the Owners or Cedar, as the case may be, at the address or telecopy number set forth opposite the signature of such party hereto. Notifications are as follows:

To Guarantor:                           Mr. Bart Blatstein
                                        c/o Tower Investments, Inc.
                                        One Reed Street
                                        Philadelphia, Pennsylvania 19147
                                        Telecopier: (215) 755-8666

with a copy to:                         Mr. Robert C. Jacobs
                                        1700 Walnut Street, Suite 200
                                        Philadelphia, Pennsylvania 19103
                                        Telecopier: (215) 545-1559

To the Cedar Group:                     Cedar Shopping Centers Partnership, L.P.
                                        44 South Bayles Avenue
                                        Port Washington, New York 11050
                                        Attention: Leo S. Ullman
                                        Telecopier: (516) 767-6497

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with a copy to:                         Stroock & Stroock & Lavan LLP
                                        180 Maiden Lane
                                        New York, New York 10038
                                        Attention: Mark A. Levy, Esq.
                                        Telecopier: (212) 806-6006

                (c) Guarantor hereby waives the right of trial by jury in any litigation arising hereunder and also waives the right, in such litigation, to interpose counterclaims or setoffs of any kind or description.

                (d) In the event that any of the Cedar Group shall receive any payments on account of any of the obligations hereby guaranteed, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against any of the Cedar Group that the same were improper, and any of the Cedar Group either voluntarily or pursuant to court order shall return the same, Guarantor shall be liable, with the same effect as if the said payments had never been paid to or received by any of the Cedar Group, for the amount of such repaid or returned payments, notwithstanding the fact that payments may theretofore have been credited on account of the obligations hereby guaranteed.

                (e) No delay on the part of any of the Cedar Group in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall any of the Cedar Group be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which any of the Cedar Group may or will otherwise have.

                (f) This instrument represents the entire agreement between the parties and may not be modified or amended except by a writing duly executed by the party to be charged.

                (g) In the event that any of the Cedar Group, for any reason whatsoever, shall deem it necessary to refer this Guaranty to an attorney for the enforcement thereof or of any rights hereunder, by suit or otherwise, there shall be immediately due from Guarantor to such Other Partner(s), in addition to the sums guaranteed by Guarantor under this Guaranty, reasonable attorneys' fees and actual disbursements, together with all costs and expenses of such action, which costs, expenses, fees and disbursement shall be deemed part of the obligation hereunder.

                (h) In the event that any provision of this Guaranty or the application thereof to Guarantor or any circumstance in the jurisdiction governing this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it shall be held invalid or

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unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Guaranty.

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                IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above set forth.

                                        /s/  Bart Blatstein
                                        ----------------------------------------
                                        Bart Blatstein

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COMMONWEALTH OF PA              )
                                ) ss:
COUNTY OF PHILADELPHIA          )

        On the 9 day of December, 2003, before me, the undersigned, personally appeared BART BLATSTEIN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual executed the instrument.

                                        /s/
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires:

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